--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 13, 1996


                   CS First Boston Mortgage Securities Corp.
                 ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   333-15833         13-3320910
----------------------------    ---------------   -------------------
(State or Other Jurisdiction      (Commission      (I.R.S. Employer
   of Incorporation)              File Number)     Identification No.)


Eleven Madison Avenue
 New York, New York                                       10010
----------------------------                       -------------------
 (Address of Principal                                  (Zip Code)
  Executive Offices)


       Registrant's telephone number, including area code (212) 909-7537
                                                          --------------

                               Park Avenue Plaza
                            New York, New York 10055
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

  Item 5.  Other Events
           ------------

       In connection with the offering of Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1996-3, a Series Term Sheet dated December 13, 1996 was furnished to certain prospective investors (the "Term Sheet") which are either (i) "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter or (ii) "ABS Term Sheets" within the meanings of the February 17, 1995 and March 9, 1995 Public Securities Association No-Action Letters.

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits.
               ---------------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1.  Term Sheet (as defined in Item 5 above).

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CS First Boston Mortgage Securities
                                              Corp., as Depositor



                                        By: /s/ William Pitofsky
                                           ----------------------------
                                           Name: William Pitofsky
                                           Title: Director



Dated:  December 16, 1996

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1           Term Sheet (as defined
               in Item 5 above).